SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) September 21, 2001
                                                      ------------------

                               STEVEN MADDEN, LTD.
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             (Exact name of registrant as specified in its charter)


          Delaware                    0-23702                  13-3588231
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       (State or Other              (Commission              (IRS Employer
       Jurisdiction of              File Number)           Identification No.)
       Incorporation)



  52-16 Barnett Avenue, Long Island City, New York                11104
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       (Address of principal executive offices)                 (Zip Code)



      Registrant's telephone number, including area code (718) 446-1800
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         (Former name or former address, if changes since last report)



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

Item 5.     Other Events.
            ------------

      Effective as of September 21, 2001, Rhonda Brown, the former President of Steven Madden, Ltd. (the "Company"), terminated her employment with the Company and resigned as a member of the Company's Board of Directors. On September 24, 2001, the Company announced the promotion of Richard S. Olicker and Robert Schmertz. Mr. Olicker, the Company's Chief Operating Officer, was given the additional title of President, and Mr. Schmertz, the President of the Company's David Aaron subsidiary, was given the additional title of President of the Steve Madden Women's Wholesale Division. A copy of the press release announcing the foregoing is attached hereto as Exhibit 1 and is incorporated herein by reference.

      Separately, the Company announced on September 24, 2001 that it expects to meet the current analyst consensus estimate of earnings of $0.41 per diluted share for the third quarter ending September 30, 2001. In addition, the Company announced that, due to the exceptionally challenging retail environment, it anticipates a decline in net revenue and a softening in comparable retail store sales, which will result in fourth quarter earnings ranging between $0.20 and $0.23 per diluted share. Further, the Company announced that it believes fiscal 2002 earnings may be flat compared with earnings during fiscal 2001. A copy of the press release announcing the foregoing is attached hereto as Exhibit 2 and is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Information and Exhibits.
            --------------------------------------------------------

      (c)   Exhibits

                  1.  Press Release of the Company  dated September 24, 2001.

                  2.  Press Release of the Company  dated September 24, 2001.

                                   SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized.



                              STEVEN MADDEN, LTD.



                              By:     /s/ Jamieson Karson
                                    ---------------------------------------
                                    Jamieson Karson
                                    Chief Executive Officer


Dated:  October 5, 2001

                                  EXHIBIT INDEX


Exhibit No.              Description
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1                        Press Release of the Company dated September 24, 2001.


2                        Press Release of the Company dated September 24, 2001.